Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Solid Third Quarter

And Raises Full Year Outlook

LIVONIA, Mich., November 3, 2011 – Tower International, Inc. [NYSE: TOWR], a leading integrated global manufacturer of engineered structural metal components and assemblies, today announced its third quarter 2011 results.

•	Revenue for the quarter was $589 million, up 24 percent from $475 million in the third quarter 2010. Excluding changes in exchange rates and steel pricing, revenue was up 16 percent.

•

Adjusted EBITDA for the quarter was $48.8 million, up 25 percent from $39.1 million a year ago. The improvement was driven by higher volume and favorable foreign exchange, offset partially by non-recurring recoveries in the prior year and an adverse net steel impact in the period.

•

Net loss in the third quarter of 2011 was $4.8 million or $0.25 per share. As detailed below, this included certain items that adversely impacted results by $5.4 million. Excluding these items and comparable items in the third quarter of 2010, diluted adjusted earnings per common share were $0.03, compared with a loss of $0.85 a year ago.

•	Tower is further increasing its outlook for full year 2011 Adjusted EBITDA to a range of $225 to $230 million, up from the prior outlook of $215 to $225 million.

•	The company recently made $25 million of open market purchases of its 2017 Senior Secured Notes, including $17.5 million during the third quarter and $7.5 million in early October.

•	Tower’s net new business revenue backlog for 2013 has grown to about $200 million.

“Third quarter results were solid and better than we had expected,” said President and CEO Mark Malcolm. “We are confident about near-term prospects, as evidenced by the further anticipated increase in 2011 earnings and the additional pay-down of senior debt. While the macro environment for 2012 volume is uncertain, we are financially and operationally prepared, and the revenue backlog now in place for 2013 is an important milestone achievement to validate and bolster the company’s ongoing prospects.”

Tower to Host Conference Call Today at 11 a.m. EDT

Tower will discuss its third quarter 2011 results and other related matters in a conference call at 11 a.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial 1-866-393-4576, international callers should dial 1-706-679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial 1-800-585-8367 (domestic) or 1-404-537-3406 (international) and reference Conference I.D. #21507012. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “Adjusted EBITDA”, and “free cash flow.” We define Adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Free cash flow is defined as net cash provided by or used in operating activities less cash disbursed for purchases of property, plant and equipment. We use Adjusted EBITDA and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are three of the principal factors upon which our management assesses performance. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry. In addition, certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the company’s projected Adjusted EBITDA for 2011, and its future sales growth outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could affect (and in some cases have affected) our actual results and could cause such results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	automobile production volumes;

•	the financial condition of our customers and suppliers;

•	our ability to make scheduled payments on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;

•	our ability to refinance our indebtedness;

•	our ability to generate non-automotive revenues;

•	our ability to operate non-automotive businesses;

•	our ability to integrate acquired businesses;

•	our customers’ ability to obtain equity and debt financing for their businesses;

•	our dependence on our largest customers;

•	significant recalls experienced by our customers;

•	pricing pressure from our customers;

•	potential operating inefficiencies resulting from OEM production volatility;

•	work stoppages or other labor issues affecting us or our customers or suppliers;

•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty;

•	costs or liabilities relating to environmental and safety regulations; and

•	any increase in the expense and funding requirements of our pension and other postretirement benefits.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerautomotive.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Revenues	$588,991	$474,640	$1,791,344	$1,455,451
Cost of sales	529,335	429,762	1,603,419	1,301,810

Gross profit	59,656	44,878	187,925	153,641
Selling, general and administrative expenses	42,106	38,127	119,193	103,088
Amortization expense	1,244	844	3,398	2,385
Restructuring and asset impairment charges, net	494	321	2,146	5,007

Operating income	15,812	5,586	63,188	43,161
Interest expense	17,021	20,600	45,600	48,425
Interest income	340	291	779	860
Other expense	350	—	1,200	—

Income / (loss) before provision for income taxes	(1,219)	(14,723)	17,167	(4,404)
Provision / (benefit) for income taxes	2,547	(3,737)	11,730	4,625

Net income / (loss)	(3,766)	(10,986)	5,437	(9,029)
Less: Net income attributable to the noncontrolling interests	1,082	2,015	4,037	6,543

Net income / (loss) attributable to Tower International, Inc.	$(4,848)	$(13,001)	$1,400	$(15,572)

Less: Preferred unit dividends	$—	$(2,058)	$—	$(10,707)

Net income / (loss) available to common shareholders	$(4,848)	$(15,059)	$1,400	$(26,279)

Weighted average common shares outstanding
Basic	19,562,951	12,467,866	19,257,066	12,467,866
Diluted	19,562,951	12,467,866	20,012,418	12,467,866

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$(0.25)	$(1.21)	$0.07	$(2.11)
Diluted	(0.25)	(1.21)	0.07	(2.11)

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands - unaudited)

	September 30, 2011	December 31, 2010

ASSETS
Cash and cash equivalents	$96,700	$150,345
Accounts receivable, net of allowance of $4,606 and $1,674	362,322	297,086
Inventories	91,336	73,189
Deferred tax asset - current	11,424	12,406
Assets held for sale	7,955	8,178
Prepaid tooling and other	71,784	57,754

Total current assets	641,521	598,958

Property, plant and equipment, net	632,907	627,497
Goodwill	66,050	66,309
Deferred tax asset - non-current	15,267	17,377
Other assets, net	29,334	30,035

Total assets	$1,385,079	$1,340,176

LIABILITIES AND STOCKHOLDERS’ EQUITY
Short-term debt and current maturities of capital lease obligations	$113,718	$109,848
Accounts payable	372,866	366,761
Accrued liabilities	124,464	132,614

Total current liabilities	611,048	609,223

Long-term debt, net of current maturities	479,884	432,726
Obligations under capital leases, net of current maturities	13,386	15,604
Deferred tax liability - non-current	9,720	12,710
Pension liability	64,215	76,403
Other non-current liabilities	83,812	81,884

Total non-current liabilities	651,017	619,327

Total liabilities	1,262,065	1,228,550

Stockholders’ equity:
Tower International, Inc.’s stockholders’ equity
Common stock, $0.01 par value, 350,000,000 authorized, 19,983,403 issued and 19,683,032 outstanding at September 30, 2011 and 19,101,588 issued and outstanding at December 31, 2010	200	191
Additional paid in capital	307,553	296,262
Treasury stock, at cost, 300,371 shares as of September 30, 2011	(5,130)	—
Accumulated deficit	(191,156)	(192,556)
Accumulated other comprehensive loss	(38,156)	(36,530)

Total Tower International, Inc.’s stockholders’ equity	73,311	67,367

Noncontrolling interests in subsidiaries	49,703	44,259

Total stockholders’ equity	123,014	111,626

Total liabilities and stockholders’ equity	$1,385,079	$1,340,176

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Nine Months Ended September 30,
	2011	2010

OPERATING ACTIVITIES:
Net income / (loss)	$5,437	$(9,029)
Adjustments required to reconcile net income / (loss) to net cash provided by operating activities:
Non-cash restructuring and asset impairment charges	—	2,699
Deferred income tax provision	(869)	(9,058)
Depreciation and amortization	89,515	86,242
Non-cash share-based compensation	11,300	—
Pension expense, net of contributions	(10,788)	(4,409)
Change in working capital and other operating items	(93,623)	(35,045)

Net cash provided by operating activities	$972	$31,400

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant and equipment, net	$(82,925)	$(55,936)
Net assets acquired, net of cash acquired	(22,300)	(16,687)

Net cash used in investing activities	$(105,225)	$(72,623)

FINANCING ACTIVITIES:
Repayments of term debt	$—	$(3,484)
Repayment of first lien term loan	—	(414,172)
Preferred unit dividends	—	(95)
Noncontrolling interest dividends	—	(5,257)
Issuance of senior secured notes	—	417,203
Retirement of senior secured notes	(34,508)	—
Proceeds from borrowings	504,049	388,256
Repayments of borrowings	(414,749)	(362,393)
Purchase of treasury stock	(5,130)	—
Financing costs	—	(7,808)
Costs associated with pending initial public offering	—	(2,530)

Net cash provided by financing activities	$49,662	$9,720

Effect of exchange rate changes on cash and cash equivalents	$946	$(3,320)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(53,645)	$(34,823)

CASH AND CASH EQUIVALENTS:
Beginning of period	$150,345	$149,802

End of period	$96,700	$114,979

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

	Nine Months Ended September 30,
	2011		2010
Segment Data	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$319,298	$23,662	$263,004	$22,954
Americas	269,693	25,219	211,636	16,126

Consolidated	$588,991	$48,881	$474,640	$39,080

	Nine Months Ended September 30,
	2011		2010
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$992,582	$86,935	$821,587	$88,454
Americas	798,762	83,207	633,864	53,051

Consolidated	$1,791,344	$170,142	$1,455,451	$141,505

	Three Months Ended September 30,		Nine Months Ended September 30,		Last Twelve Months Ended September 30,
Adjusted EBITDA reconciliation	2011	2010	2011	2010	2011	2010
Adjusted EBITDA	$48,881	$39,080	$170,142	$141,505	$218,872	$179,593
Restructuring	(494)	(321)	(2,146)	(5,007)	(11,427)	(17,510)
Depreciation and amortization	(27,807)	(27,535)	(89,515)	(86,241)	(117,942)	(118,176)
Receivable factoring charges and other	(75)	(86)	(344)	(358)	(457)	(601)
Acquisition costs	—	—	(1,100)	(679)	(1,100)	(679)
Expense related to the compensation programs	(4,693)	(5,552)	(13,849)	(6,059)	(18,865)	(6,059)
Interest expense, net	(16,681)	(20,309)	(44,821)	(47,565)	(63,166)	(63,960)
Premium on retirement of senior secured notes	(350)	—	(1,200)	—	(2,500)	—
Gain on Letter of Credit Facility reduction	—	—	—	—	—	—
Provision for income taxes	(2,547)	3,737	(11,730)	(4,625)	(17,402)	1,771
Net income attributable to noncontrolling interests	(1,082)	(2,015)	(4,037)	(6,543)	(5,935)	(8,927)

Net income / (loss) attributable to Tower International, Inc.	$(4,848)	$(13,001)	$1,400	$(15,572)	$(19,922)	$(34,548)

	Three Months Ended September 30,		Nine Months Ended September 30,
Free cash flow reconciliation	2011	2010	2011	2010
Net cash provided by operating activities	$(5,896)	$4,330	$972	$31,400
Cash disbursed for purchases of PP&E, net	(30,366)	(15,840)	(82,925)	(55,936)

Free cash flow	$(36,262)	$(11,510)	$(81,953)	$(24,536)

Net debt reconciliation			September 30, 2011	December 31, 2010
Current maturities of long-term debt and capital lease obligations			$113,718	$109,848
Long-term debt, net of current maturities			479,884	432,726
Obligations under capital leases, net of current maturities			13,386	15,604

Total debt			606,988	558,178
Less: cash and cash equivalents			(96,700)	(150,345)

Net debt			$510,288	$407,833

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME / (LOSS)

(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Income / (expense) items included in net income / (loss), net of tax:
Selling, general and administrative expenses
Incentive compensation related to funding events	$(4,349)	$(5,552)	$(13,172)	$(6,059)
Acquisition costs	—	—	(1,100)	(679)
Interest expense
Acceleration of the amortization of debt issue costs and OID	(705)	(5,327)	(1,458)	(5,327)
Settlement of value added tax audit in Brazil	—	—	2,838	—
Restructuring expense
Asset impairments	—	—	—	(1,842)
Adjustment of lease liability	—	—	754	—
Sale of closed facilities	—	647	—	647
Other income
Partial redemption of senior secured notes	(350)	—	(1,200)	—
Provision for income taxes
Reversal of South Korean valuation allowance	—	7,785	—	7,785
Tax effect for termination of interest rate swaps	—	(2,000)	—	(2,000)
Tax law and tax election changes	—	—	1,406	—

Total items included in net income / (loss)	$(5,404)	$(4,447)	$(11,932)	$(7,475)

Net income / (loss) attributable to Tower International, Inc.	$(4,848)	$(13,001)	$1,400	$(15,572)
Less: Preferred unit dividends	—	(2,058)	—	(10,707)

Income / (loss) available to common shareholders	$(4,848)	$(15,059)	$1,400	$(26,279)

Memo: Average shares outstanding (in thousands)
Basic	19,563	12,468	19,257	12,468
Diluted	19,563	12,468	20,012	12,468

Income / (loss) per common share (GAAP)
Basic	$(0.25)	$(1.21)	$0.07	$(2.11)
Diluted	(0.25)	(1.21)	0.07	(2.11)

Diluted adjusted income / (loss) per share (non-GAAP)*	0.03	(0.85)	0.67	(1.51)

*	Excludes the certain items shown above